SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                January 23, 1997



                              THE PITTSTON COMPANY

             (Exact Name of registrant as specified in its charter)






    Virginia                         1-9148                   54-1317776
 (State or other                  (Commission              (I.R.S. Employer
  jurisdiction                    File Number)            Identification No.)
of Incorporation)




1000 Virginia Center Parkway
P. O. Box 4229
Glen Allen, VA                                                        23058-4229
(Address of principal                                                 (Zip Code)
executive offices)



                                  (804)553-3600
              (Registrant's telephone number, including area code)





                                        1



Item 5.  Other Events


     The Pittston Company ("Registrant") has announced earnings for the fourth quarter of 1996 for its Brink's Group, Burlington Group and Minerals Group. Press releases dated January 23, 1997, are filed as exhibits to this report and are incorporated herein by reference.



                                    EXHIBITS

99(a)             Registrant's Brink's Group press release dated
                  January 23, 1997.

99(b)             Registrant's Burlington Group press release dated
                  January 23, 1997.

99(c)             Registrant's Minerals Group press release dated
                  January 23, 1997.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     THE PITTSTON COMPANY
                                                          (Registrant)


                                                          Gary R. Rogliano
                                                   By _________________________
                                                          Senior Vice President


Date:  January 23, 1997



                                        2